SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          CURRENT INCOME SHARES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                           CURRENT INCOME SHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 2000

To the Shareholders of
Current Income Shares, Inc.

         The Annual Meeting of Shareholders (the "Meeting") of Current Income Shares, Inc., a Delaware corporation (the "Company"), will be held in the Conference Room on the 3rd floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, on Thursday, May 11, 2000 at 11:00 a.m. Pacific time, for the following purposes:

     (1)  To elect the Board of Directors of the Company;

     (2) To approve or disapprove the selection of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending December 31, 2000;

     (3) To approve or disapprove the amendment and continuation of the Investment Advisory Agreement between the Company and HighMark Capital Management, Inc., the Company's adviser; and

     (4) To transact such other business as may properly come before the Meeting.

        The Meeting may be adjourned from time to time and, at any adjourned meeting, action with respect to the matters specified in this notice may be taken with such further notice to shareholders, if any, as may be required by the By-Laws.

         Only shareholders of the Company of record at the close of business on March 31, 2000 are entitled to notice of and to vote at the Meeting and any adjournments thereof. A list of such shareholders will be open to examination by any shareholder for any purpose germane to the Meeting, at the time and place of the Meeting and, during the ten days prior to the Meeting, at the office of Harris Trust Company of California, 601 South Figueroa Street, 49th Floor, Los Angeles, California 90017.

         Your attention is directed to the attached Proxy Statement. YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE WITHOUT DELAY. PLEASE DO SO WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. You are invited to attend and your proxy will not be used if you are present and prefer to vote in person.

                               By order of the Board of Directors


                               Rita Dam, Secretary

April 14, 2000

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2000

                           CURRENT INCOME SHARES, INC.
                            445 SOUTH FIGUEROA STREET
                          LOS ANGELES, CALIFORNIA 90071
                                 PROXY STATEMENT

         This Proxy Statement is being sent on or about April 14, 2000 in connection with the solicitation by the Board of Directors of Current Income Shares, Inc., a Delaware corporation (the "Company"), of proxies, on the form enclosed with this Proxy Statement, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Thursday, May 11, 2000, at 11:00 a.m. Pacific time, in the 3rd floor Conference Room of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments of the Meeting. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted in accordance with the instructions given therein. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by any shareholder voting in person at the Meeting.

         The Company has fixed the close of business on March 31, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On that date the Company had outstanding 3,673,334 shares of common stock, par value $1.00 per share (the "Common Stock"), constituting the only voting securities of the Company. The presence in person or by proxy of more than one-half of the outstanding shares entitled to vote at the Meeting will constitute a quorum. If a quorum is not present at the Meeting, then the proxy attorneys may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but sufficient votes in favor of one or more proposals have not been received, the proxy attorneys may propose one or more adjournments of the Meeting to permit further proxy solicitations.. No notice of an adjourned meeting date will be given, other than announcement at the Meeting, unless the adjournment is for more than 30 days or a new record date is set for the adjourned meeting. Any such adjournment will require the affirmative vote of shareholders holding a majority of the shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those shares which they are entitled to vote that voted in favor of all proposals; they will vote against any such adjournment those shares that they are entitled to vote that voted against any proposal.. If there are sufficient votes for the approval of one or more proposals, a vote may be taken on those proposals prior to any such adjournment if it is otherwise appropriate. Each shareholder is entitled to one vote for each share of Common Stock then standing in his or her name. Shareholders are not entitled to cumulate their votes for the election of Directors, which means that the holders of a majority of the shares represented can elect the entire Board of Directors.

         The Fund will count broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) toward a quorum, but not toward the approval of any proposal.. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 2 and 3.

         The Company will furnish without charge a copy of its most recent Annual Report and Semi-Annual Report to a shareholder upon request. Such request may be made by calling the Company during business hours at (888) 465-2825, or by writing to the Company at the address set forth above.

         The cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy form and the cost of soliciting proxies relating to the Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who are beneficial owners of Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitations of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, HighMark Capital Management, Inc. (the "Advisor"), the Company's investment adviser, or Union Bank of California, N.A. but no additional compensation will be paid to any of them on account of such activities.

                      STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth as of December 31, 1999 certain information as to the Common Stock owned beneficially by each person who is known to the Company to own more than 5% of the outstanding Common Stock and all executive Officers and Directors as a group.

NAME AND ADDRESS OF              NUMBER OF SHARES            PERCENTAGE OF
 BENEFICIAL OWNER               BENEFICIALLY OWNED         OUTSTANDING SHARES
 ----------------               ------------------         ------------------

Cede & Company                       3,118,333                   84.90%

All Executive Officers
 and Directors as a group                3,664                    0.10%

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         At the Meeting, five members of the Board of Directors are to be elected, to serve until the Company's next annual meeting of shareholders and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby for the election of the persons listed below unless a shareholder specifically indicates in his proxy his desire to withhold authority to vote for any of those persons. The five persons receiving the highest number of votes will be elected.

         At a meeting held on February 17, 2000, the Company's Board of Directors nominated the following slate of Directors. All of these nominees have indicated that they are willing to serve as Directors and that they are able to do so. If, however, any nominee should refuse or be unable to serve, the Board of Directors' proxy holders will vote the proxies for such other person as the Board of Directors may recommend.

         Directors of the Company serve terms of office which expire on the election of their successors or upon their earlier retirement, resignation or removal.

         According to information furnished to the Company by the nominees listed below, their principal occupations and affiliations during at least the past five years, their current directorships with other companies, and their beneficial ownership of shares of Common Stock of the Company at December 31, 1999, are as follows:

                                    POSITION                                                   NUMBER OF
                                      HELD                                                      SHARES
                                      WITH             PRINCIPAL OCCUPATIONS,                 BENEFICIALLY
       NAME                   AGE    COMPANY        EMPLOYMENT AND DIRECTORSHIPS                 OWNED
       ----                   ---    -------        ----------------------------                 -----
Willard H. Altman(1)(2)       64     Director       Retired. Partner, Ernst & Young LLP from      1,064
                                     since 1997     1969 to retirement in 1995; Vice
                                                    President, Evangelical Council for
                                                    Financial Accountability from 1995;
                                                    Director of Source Capital, Inc., FPA
                                                    Capital Fund, Inc., FPA New Income Fund,
                                                    Inc., and FPA Perennial Fund, Inc.,
                                                    investment companies not affiliated with
                                                    the Adviser.

Clark R. Gates*               51     Director       President and Chief Executive Officer,        None
                                     since 1991     HighMark Capital Management, Inc. from
                                                    June 1998; President, Pacific Alliance
                                                    Capital Management, a division of Union
                                                    Bank of California, N.A., 1990 to 1998;
                                                    Senior Vice President, Union Bank of
                                                    California, N.A., from October 1991;
                                                    Managing Director, Pacific Century
                                                    Advisers, 1986 to 1989; Director,
                                                    HighMark World Funds, PLC, 1999.

Kathleen L. Kellogg(1)(2)     46   Director         President, KLK Consulting since 1994;         None
                                   since 1999       President, CEO and Director, American
                                                    Savings Bank, 1997 to 2000; President,
                                                    CEO and Director, Hancock Savings Bank,
                                                    1997; President, CEO and Director,
                                                    Frontier Bank, 1994 to 1997

                                    POSITION                                                   NUMBER OF
                                      HELD                                                      SHARES
                                      WITH             PRINCIPAL OCCUPATIONS,                 BENEFICIALLY
       NAME                   AGE    COMPANY        EMPLOYMENT AND DIRECTORSHIPS                 OWNED
       ----                   ---    -------        ----------------------------                 -----
Michael L. Noel(1)(2)         59   Director         President, Noel Consulting Company since       300
                                   since 1981,      1998; Senior Vice President and Chief
                                   Chairman         Financial Officer, Southern California
                                   of the           Edison Company until retirement in 1994;
                                   Board            Director, Amervest Company since 1997;
                                                    Director, SCAN (health plan) since 1997;
                                                    Member of Advisory Board, HighMark Funds
                                                    which the Adviser . serves as investment
                                                    adviser, 1997 to 1998, Member Board of
                                                    Trustees, HighMark Funds which the
                                                    Adviser serves as investment adviser,
                                                    since 1998; Member Board of Trustees,
                                                    Stepstone Funds 1991 to 1997; Director,
                                                    Hancock Savings Bank, 1986 to 1997;
                                                    Director, Software Toolworks, 1989 to
                                                    1994.

Robert M. Whitler(1)(2)**     61   Director         Retired. Executive Vice President,             300
                                   since 1998       member of Executive Policy Committee and
                                                    head of Trust and Investments Group,
                                                    Union Bank of California from March 1991
                                                    to 1996; Member of Advisory Board,
                                                    HighMark Funds which the Adviser serves
                                                    as investment adviser, 1997 to 1998;
                                                    Member , Board of Trustees of HighMark
                                                    Funds which the Adviser serves as
                                                    investment adviser, since 1998; Member,
                                                    Board of Directors, Acculabs, Inc. since
                                                    1998.

----------
* Mr. Gates is an "interested person" of the Company within the meaning of the Investment Company Act of 1940, because he is an officer of HighMark Capital Management, Inc., which is the Company's investment adviser and Union Bank of California, N.A., which provides other services to the Company (see "Approval of Amendment and Continuation of the Investment Advisory Agreement").

** Mr. Whitler previously served as an interested director due to his ownership of stock of UnionBanCal Corporation, the parent of the Company's adviser. During 1999, Mr. Whitler sold his stock of UnionBanCal Corporation and is now considered a "disinterested person" of the Company within the meaning of the Investment Company Act of 1940.

(1) Member of the Audit Committee. The function of the Audit Committee, which met three times in 1999, is to review the Company's financial statements and internal control procedures with the officers of the Company and the independent auditors, and to review with such auditors the results of the annual audit and the adequacy of the audit procedures. The Audit Committee also has the responsibility of recommending independent auditors for selection by the Board of Directors. Willard H. Altman is Chair of the Audit Committee.

(2) Member of the Nominating Committee. The function of the nominating committee, which met twice in 1999, is to nominate candidates for directorships when vacancies occur. Kathleen L. Kellogg is Chair of the Nominating Committee.

         During 1999, the Board of Directors held four regular meetings and one special meeting, and all Directors attended all of the meetings. Ms. Kellogg attended all of the meetings after her election in November 1999.

         Shareholders wishing to submit nominations of directors for consideration by the nominating committee for inclusion in the Proxy Statements for the 2001 shareholders' meeting should send their written nominations to the Secretary of the Company by December 31, 2000 at 2020 East Financial Way, Glendora, California 91741. Any such nomination must satisfy all applicable federal and state requirements.

         Set forth below is a table indicating the names and ages of the principal Officers of the Company who are not also Directors of the Company.

                                        POSITION WITH
NAME AND ADDRESS           AGE          THE COMPANY      PRINCIPAL OCCUPATION
----------------           ---          -----------      --------------------
R. Greg Knopf              49           President        Managing Director, Mutual Funds at
HighMark Capital                                         HighMark Capital Management, Inc.
Management, Inc.
445 S. Figueroa Street
Los Angeles, CA 90071

E. Jack Montgomery         49           Vice             Director, Fixed Income at HighMark
HighMark Capital                        President        Capital Management, Inc. Vice
Management, Inc.                        and Portfolio    President of Union Bank of California
475 Sansome Street                      Manager
San Francisco, CA 94111

Denise Lewis               36           Treasurer        Senior Vice President,
Investment Company                                       Investment  Company
Administration, L.L.C.                                   Administration, L.L.C.
2020 Financial Way
Glendora, CA 91741

Rita Dam                   33           Secretary        Senior Vice President,
Investment Company                                       Investment  Company
Administration, L.L.C.                                   Administration, L.L.C.
2020 Financial Way
Glendora, CA 91741

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         Each Director who is not a director, officer or employee of the Adviser or of a corporation affiliated with the Adviser receives a Director's fee of $6,000 per year for his services, plus $200 for each regular meeting attended. In addition, such Directors receive $250 for each special meeting attended.

         The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 1999, to the Directors who are not affiliated with the Adviser, as well as the aggregate compensation paid to such Directors for service on the Boards of all other registered investment companies advised by the Adviser or its affiliates (the "Adviser Complex"). There are 15 such companies, including the Company, in the Adviser Complex.

                                                PENSION OR
                                                RETIREMENT                           TOTAL COMPENSATION
                            AGGREGATE        BENEFITS ACCRUED   ESTIMATED ANNUAL      FROM COMPANY AND
                           COMPENSATION         AS PART OF        BENEFITS UPON     ADVISER COMPLEX PAID
     NAME                  FROM COMPANY      COMPANY EXPENSES      RETIREMENT            TO DIRECTOR
     ----                  ------------      ----------------      ----------            -----------
Clark R. Gates                $  -0-               -0-                -0-                 $   -0-
Willard H. Altman             $7,050               -0-                -0-                 $ 7,050
Morris A. Densmore+           $1,500               -0-                -0-                 $ 1,500
Kathleen L. Kellogg           $1,950               -0-                -0-                 $ 1,950
Michael L. Noel               $7,050               -0-                -0-                 $24,050
Robert M. Whitler             $7,050               -0-                -0-                 $24,050

----------
+ Retired in 1999.

         The Company does not compensate its Officers for their services to the Company, which expenses are borne by the Adviser. Reference is made to information under the heading "The Agreement and Compensation of the Adviser" for a discussion of fees paid by the Company to the Adviser.

                        SELECTION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

         At a meeting held on February 17, 2000, the independent Directors who are not "interested persons" of the Company (as defined in the Investment Company Act of 1940) selected the firm of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. The Company is submitting such selection to the shareholders for approval or disapproval. To the best knowledge of the Board of Directors, such firm has no direct or material indirect financial interest in the Company, nor has it served the Company in any capacity other than as independent auditors.

         No representative of Deloitte & Touche LLP will be present at the meeting of shareholders. A majority of votes cast is required to approve the independent auditors. Unless otherwise instructed, the Board of Directors' proxy holders will vote to approve the selection of Deloitte & Touche LLP.

                  APPROVAL OF AMENDMENT AND CONTINUATION OF THE
                          INVESTMENT ADVISORY AGREEMENT
                                (PROPOSAL NO. 3)

         At a meeting held on February 17, 2000, the Board of Directors of the Company approved the continuation of the Company's Investment Advisory Agreement with the Adviser. The Board's approval was based primarily on its view that the Adviser's management of the Fund's portfolio has resulted in satisfactory investment performance compared with similar closed-end funds, and that the Adviser's fees are reasonable compared with similar funds. The Directors gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since the Fund's commencement of operations; (2) the positive relationship of the Adviser with the Company; (3) the performance of the Fund since commencement of operations; (4) the research-intensive nature and quality of the services rendered to the Fund by the Adviser; (5) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of their personnel and financial condition; (8) the Adviser's favorable overall investment performance record; and (9) other factors deemed relevant.

         Accordingly, at the Meeting, the shareholders will be asked to approve the amendment and continuation of the Investment Advisory Agreement (the "Agreement") between the Company and the Adviser. The Agreement was originally approved by the Board of Directors and the directors who are not "interested persons" of the Company on May 14, 1998. The Agreement was last approved by the shareholders on May 13, 1999.

         The Board of Directors also approved, effective March 1, 2000, the selection of Investment Company Administration, L.L.C. as the Company's administrator (the "Administrator"), and ICA Fund Services Corp., an affiliate of the Administrator, as the Company's fund accountant (the "Fund Accountant"). The services provided by the Administrator and Fund Accountant are similar to the services formerly performed by the Adviser prior to March 1, 2000.

THE AGREEMENT AND COMPENSATION OF THE ADVISER

         By its terms, the Agreement continues from year to year so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of the Company or by vote of the Board of Directors of the Company and, in either event, by the vote cast in person of a majority of Directors who are not parties to the Agreement or "interested persons" of any party to the Agreement, (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such approval. The Agreement may be terminated on sixty days' notice by the Adviser, by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company, in each instance without the payment of any penalty. It will automatically terminate upon any assignment (as defined in the

Investment Company Act of 1940). For purposes of the Investment Company Act of 1940, a "majority of the outstanding voting securities" of the Company means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

         The Agreement requires the Adviser to provide investment advisory services to the Company. Under the Agreement, the Adviser advises the Company on the composition of its portfolio and provides and bears the costs of research and continuous supervision of the portfolio. The Adviser is authorized, subject to control by the Company's Board of Directors, to determine which securities are to be bought or sold and in what amounts. The Adviser is required by the Agreement to pay for office space, facilities, and business equipment.

         For providing these services, the Adviser receives an advisory fee, which on an annual basis, will amount to 0.30% of the average net asset value of the Company. This fee is computed and accrued weekly and is payable monthly. Prior to March 1, 2000, the Adviser received management and advisory fees totaling 0.50% of the Company's average annual net assets. The Adviser received investment management and advisory fees totaling 0.50% of the Company's average annual net assets or $234,955, for the fiscal year ended December 31, 1999. Effective March 1, 2000, the Administrator and Fund Accountant assumed several duties previously provided by the Adviser. The newly proposed fees for the Adviser, combined with the fees paid to the Administrator and Fund Accountant, will remain the same as the fee formerly paid to the Adviser. At December 31, 1999, the Company's total net asset value was $44,928,141, equivalent to $12.23 per share.

         All costs and expenses incurred in the operation of the Company, other than the expenses specifically assumed by the Adviser under the Agreement, are borne by the Company. These costs and expenses include brokerage commissions on portfolio transactions, fees and expenses of directors, interest, taxes, various corporate fees and expenses, auditing and legal fees and expenses incident to any public offering of the shares of the Company.

         The Company paid $234,955 for management and investment advisory services in 1999 to the Adviser. This amount was for management and investment advisory services and was paid at the rate of 0.50% of the Company's average annual net assets. In future years, the rate paid to the Adviser for investment advisory services only will be 0.30% of the Company's average annual net assets.

PORTFOLIO TRANSACTIONS AND RATE OF TURNOVER

         The Company's investment adviser, subject to the supervision of the Board of Directors of the Company, purchases and sells securities for the Company's portfolio through those brokers or dealers who execute such orders promptly and at prices and under conditions believed to be most favorable to the Company. Certain dealers may be selected for the research, statistical or other services they provide, but best execution and price are the primary considerations in all cases. Purchases and sales of securities traded in the over-the-counter market will be transacted with those persons who, in the opinion of the Company's investment adviser, provide the best prices and executions.

         During 1999, the Company paid no brokerage commissions because the portfolio securities were traded on a bid and asked basis.

         The rate of the Company's portfolio turnover for 1999 was 19%.

CUSTODIAL SERVICES

         Union Bank of California, N.A. provided custodial services for the Company for the year 1999. Total custody fees paid by the Company in 1999 were $4,966.

FURTHER INFORMATION CONCERNING THE ADVISER

         The Adviser, HighMark Capital Management, Inc., is incorporated in California and is a wholly owned subsidiary of UnionBanCal Corporation, a registered bank holding company which is regulated by the Federal Reserve Board. Union Bank of California, N.A. is also a subsidiary of UnionBanCal Corporation, therefore, an affiliate of the Adviser. UnionBanCal Corporation had total assets of approximately $33.7 billion and shareholder equity of approximately $2.9 billion at December 31, 1999.

         As of December 31, 1999, the Bank of Tokyo-Mitsubishi, Ltd. owned approximately 64% of the outstanding common stock of UnionBanCal Corporation. As a consequence, both UnionBanCal Corporation and The Bank of Tokyo-Mitsubishi, Ltd. are deemed to control the Adviser for purposes of the Investment Company Act of 1940. The Bank of Tokyo-Mitsubishi, Ltd. is the largest bank in Japan, based on total assets, with a domestic network of 350 branches, sub-branches and agencies, and an overseas network that includes more than 400 facilities.

         The Adviser also acts as the investment adviser to the HighMark Funds, a family of registered mutual funds. As of January 31, 2000, the HighMark Funds included the following funds with investment objectives similar to that of the
Company:

                                          ASSET VALUE       RATIO OF ADVISORY
                                         (000 OMITTED)      FEE TO NET ASSETS*
                                         -------------      ------------------

HighMark Intermediate-Term Bond Fund        $246,600               0.50%
HighMark Bond Fund                          $323,800               0.50%

----------
* Excluding fee waivers but including management services. The Adviser has agreed to contractually waive fees in order to keep the Funds' total annual operating expenses at a specified level.

DIRECTORS AND OFFICERS OF THE ADVISER

         The following are the directors and principal executive officers of HighMark Capital Management, Inc., the Adviser:

                            POSITION WITH
NAME                         THE ADVISER                            BUSINESS BACKGROUND
----                         -----------                            -------------------
Pieter Westerbeek III      Director, Chairman        Executive Vice President, Division Manager, Chief
                           of the Board              Fiduciary Officer, Union Bank of California, N.A.
                                                     since January 1999; Senior Vice President, Union
                                                     Bank of California, April 1996 to March 1999;
                                                     Senior Vice President, Division Manager, Union
                                                     Bank, March 1994 to 1996.

Susumu Hanada              Director                  Chief Executive Officer and Chairman of the Board,
                                                     HighMark Capital Management, Inc. from June 1998
                                                     to September 1999; Senior Inspector, Inspection
                                                     Division, The Bank of Tokyo-Mitsubishi, Ltd. since
                                                     May 1997; Deputy General Manager, Capital Markets
                                                     Group, Bank of Tokyo-Mitsubishi, April 1996 to
                                                     April 1997; CEO and President, Tokyo-Mitsubishi
                                                     Derivative Products (USA), Inc., April 1996 to
                                                     April 1997; CEO and President, Mitsubishi Capital
                                                     Market Securities, Inc., 1991 to May 1996. Various
                                                     offices with The Bank of Tokyo-Mitsubishi, Ltd.
                                                     from 1974 to April 1996

Clark R. Gates             Director, President,      President, Pacific Alliance Capital Management, a
                           and Chief Executive       division of Union Bank of California, N.A., 1990
                           Officer                   to 1998; Senior Vice President, Union Bank of
                                                     California, N.A., from October 1991; Managing
                                                     Director, Pacific Century Advisers, 1986 to 1989;
                                                     Director, HighMark World Funds, PLC since 1999.

Richard C. Hartnack        Director                  Vice Chairman and head of Community Banking and
                                                     Investment Services Group since August 1999 and
                                                     the Community Banking Group for UnionBanCal
                                                     Corporation and Union Bank of California, N.A.
                                                     from April 1996 to August 1999. Vice Chairman of
                                                     Union Bank from June 1991 until March 1996.
                                                     Director, UnionBanCal Corportion since 1991.

Tsutomu Nakagawa           Director                  Executive Vice President and Manager, Office of
                                                     the President, Union Bank of California, N.A.,
                                                     from March 1998; Senior Vice President,
                                                     International Banking Group, Union Bank of
                                                     California, N.A., December 1996 to March 1998.
                                                     Various offices with The Bank of Tokyo-Mitsubishi,
                                                     Ltd. from 1973 to December 1996.

Honaria F. Vivell          Director                  Executive Vice President, Wealth Management, Union
                                                     Bank of California, N.A. since July 1975.

Luke C. Mazur              Managing Director -       Chief Investment Officer, Pacific Alliance Capital
                           Chief Investment          Management, a division of Union Bank of
                           Officer                   California, N.A., June 1990 to August 1998; Senior
                                                     Vice President, Union Bank of California, N.A.,
                                                     June 1990 to August 1998; Chief Investment
                                                     Officer, Northern Trust Company, 1964 to June
                                                     1990.

                            POSITION WITH
NAME                         THE ADVISER                            BUSINESS BACKGROUND
----                         -----------                            -------------------
Kevin A. Rogers            Managing Director-        Managing Director, Regional Portfolio Group,
                           Chief Financial           HighMark Capital Management, Inc. from June 1998
                           Officer                   to October 1999; Managing Director, Regional
                                                     Portfolio Group, Union Bank of California, N.A.,
                                                     since September 1994.

R. Greg Knopf              Managing Director -       Director, HighMark World Funds, PLC since 1999.
                           Mutual Funds              President, Current Income Shares since 1999.
                                                     Senior Vice President and Manager , Mutual Fund
                                                     Division, Union Bank of California N.A. from April
                                                     1996 to September 1998; Vice President Product
                                                     Manager Mutual Funds, Trust and Investment Group,
                                                     Union Bank of California N.A., December 1991 to
                                                     April 1996; Vice President-Regional Manager,
                                                     Personal Asset Management Sales Division, Union
                                                     Bank of California, N.A., September 1988 to
                                                     December 1991.

Jeffrey L. Boyle           Senior Vice               Senior Vice President of Sales, Union Bank of
                           President of              California, N.A., from April 1996, Vice President,
                           Sales                     Business Trust, Bank of California from April 1988
                                                     to April 1996.

John J. King               Secretary                 Vice President and Associate General Counsel, Union
                                                     Bank of California, N.A., since 1991.

          REQUIRED VOTE FOR APPROVAL OF THE AMENDMENT AND CONTINUATION
                      OF THE INVESTMENT ADVISORY AGREEMENT

         The Board of Directors of the Company recommends that the shareholders vote in favor of the renewal of the Agreement previously described. The favorable vote of the lesser of (i) a majority of the outstanding shares of Common Stock of the Company, or (ii) 67% or more of the shares represented at the Meeting if the holders of more than 50% of the outstanding shares of Common Stock of the Company are present or represented by proxy at the Meeting, is required for such approval. The Board of Directors' proxy holders will vote to approve the Agreement unless otherwise instructed.

         If the shareholders do not approve the renewal of the Agreement, the Board of Directors of the Company will attempt to renegotiate the terms of the agreement or negotiate a new agreement with some other party and submit it for approval to the Company's shareholders.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

         Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2001 Shareholders' meeting should send their written proposals to the Secretary of the Company by December 31, 2000 at 2020 East Financial Way, Glendora, California 91741. Any such proposal must satisfy all applicable federal and state requirements.

         PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING. You may nevertheless vote in person if you attend the Meeting.

                                   By Order of the Board of Directors


                                   Rita Dam, Secretary

April 14, 2000

                           CURRENT INCOME SHARES, INC.
            445 SOUTH FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90071

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned shareholder of Current Income Shares, Inc., a Delaware corporation, hereby constitutes and appoints Michael L. Noel, and Clark R. Gates, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Annual Meeting of Shareholders of said corporation to be held on Thursday, May 11, 2000, at 11:00 A.M. California time, in the Conference Room on the 3rd floor of the Union Bank of California Building at 445 South Figueroa Street, Los Angeles, California 90071, and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common Stock of said corporation which the undersigned is entitled to vote as directed on the reverse side.

         Such attorneys and proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

         The Board of Directors recommends that the Company's shareholders vote FOR the election of each of the Directors, FOR the selection Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending December 31, 2000, and FOR the amendment and continuation of the Investment Advisory Agreement between the Company and HighMark Capital Management, Inc.

           PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE
              SIDE HEREOF AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             -FOLD AND DETACH HERE-

                           CURRENT INCOME SHARES INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY


                                                       For   Withhold    For All
                                                       All     All        Except
1.  ELECTION OF DIRECTORS                              / /     / /         / /
    (INSTRUCTION: To withhold authority to vote for
    any individual nominee, write the nominee's name       -----------------
    in the space provided to the right.)                   Nominees Excepted
    Willard H. Altman, Clark R. Gates, Kathleen

    The Board of Directors recommends a vote FOR
    Proposal No. 1.

                                                       For    Against   Abstain
2.  SELECTION OF DELOITTE & TOUCHE LLP AS THE          / /      / /      / /
    INDEPENDENT AUDITORS FOR THE COMPANY FOR
    THE FISCAL YEAR ENDING DECEMBER 31, 2000.

    The Board of Directors recommends a vote FOR
    Proposal No. 2.

                                                       For    Against   Abstain
3.  AMENDMENT AND CONTINUATION OF THE INVESTMENT       / /      / /      / /
    ADVISORY AGREEMENT BETWEEN THE COMPANY AND
    HIGHMARK CAPITAL MANAGEMENT, INC., THE COMPANY'S
    CURRENT ADVISER.

    The Board of Directors recommends a vote FOR
    Proposal No. 3.

A majority of the above-named proxies present at said Meeting, either in person or by substitute (or if only one thereof shall be present and act, then that one), shall have and exercise all powers of said proxies hereunder. This proxy will be voted in as specified. If no instructions to the contrary are indicated hereon, this proxy will be voted FOR items 1, 2, and 3, shown on this proxy.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement to the Meeting.

                                                      Dated ______________, 2000

________________________________________________________________________________
Signature(s)
________________________________________________________________________________

IMPORTANT: In signing this proxy, please sign your name or names on the signature lines in the same way as it appears on the proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN.


                             -FOLD AND DETACH HERE-

                     PLEASE SIGN, DATE AND RETURN THIS PROXY
               PROMPTLY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.